OLD WESTBURY FUNDS, INC.

Old Westbury Large Cap Equity Fund

Supplement dated September 14, 2006 to the

Prospectus dated February 28, 2006, as amended April 10, 2006

This Supplement updates, and should be read in conjunction with, the information provided in the Old Westbury Funds, Inc. Prospectus.

Ms. Lois Roman has become the head of U.S. equities at Bessemer Investment Management LLC and has replaced Ms. Kathleen DeRose (formerly Millard) as the portfolio manager for the Large Cap Equity Fund. The information under the sub-heading “Portfolio Managers” beginning on page 43 of the Prospectus is supplemented as follows:

•	The biographical information for Ms. Millard is deleted.

•	The first sentence of the biographical information for Ms. Roman is replaced with the following:

Ms. Lois Roman, Managing Director - Head of U.S. Equities for the Adviser and Portfolio Manager, is primarily responsible for the day-to-day investment management of the Mid Cap Equity Fund and Large Cap Equity Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE